SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report:  May 2, 2001
(Date of earliest event reported)

Commission File No.:  333-45884-02



                   GE Capital Commercial Mortgage Corporation
             (Exact name of registrant as specified in its charter)



       Delaware                                           22-3755203
--------------------------------------------------------------------------------
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
    of Incorporation)



292 Long Ridge Road, Stamford, Connecticut                          06927
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)



                                 (203) 357-4000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.     Other Events.
            ------------

            Attached as Exhibit 99.1 to this Current Report is a certain structural and collateral term sheet (the "Structural and Collateral Term Sheet") and certain computational materials (the "Computational Materials") furnished to the Registrant by J.P. Morgan Securities Inc., Bear Stearns & Co. Inc., Deutsche Banc Alex. Brown Inc. and Salomon Smith Barney Inc. (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2001-1, Class A-1, Class A-2, Class B, Class C and Class D Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-45884) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet and the Computational Materials by reference in the Registration Statement.

            The Structural and Collateral Term Sheet and the Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet or the Computational Materials.

            Any statement or information contained in the Structural and Collateral Term Sheet or the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

      Exhibit No.                      Description
      -----------                      -----------

      99.1                             Structural and Collateral Term Sheet and
                                       Computational Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      GE CAPITAL COMMERCIAL MORTGAGE CORPORATION


                                      By:  /s/  Daniel Vinson
                                          --------------------------------------
                                          Name:  Daniel Vinson
                                          Title: Authorized Signatory


Date:  May 2, 2001

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------

   99.1                Structural and Collateral Term Sheet and       E
                       Computational Materials